MODIFICATION ADDENDUM TO THE BUSINESSMANAGER® AGREEMENT
WITH BUSINESSES AND PROFESSIONALS

    By mutual agreement of the parties, the BusinessManager Agreement with Businesses and Professionals entered into as of the 1st day of March 2019, by and between Vast Bank N.A. (the “Financial Institution”) and Fulton Technologies (the “Business”) shall hereby be modified as follows:

    The first sentence of Section 1.21 Service Charge shall be replaced with the following:

    “Service Charge” means a discount to the Face Amount of a Purchased Account equal to Two percent (2.00%).

    “Maturity Date” means the date the Business Manager Line matures with the Financial Institution, which is currently 12/17/2023.

This Modification Addendum shall be effective as of the 17th day of December 2022.

All other terms and provisions of the BusinessManager Agreement with Businesses and Professionals shall remain in full force and effect.

Financial Institution                    Business

/s/ Lauren Smith /s/ Joseph E. Hart
__________________________________        ____________________________________
Name: Lauren Smith                    Name: Joseph E Hart

Senior Vice President_________________        President_____________________________
Title                            Title

December 20, 2022 December 20, 2022
__________________________________        ____________________________________
Date                            Date